Exhibit 10.15

Cloud Service Sales Agreement

Client’s Name: Shanghai Xiao-i Robot Technology Co., Ltd.

Date of signature: June 23, 2022

Agreement No：

This Agreement was signed by the following two parties in Beijing on June 23, 2022

Party A: Shanghai Zhizhen Intelligent Network Technology Co., Ltd.

ID number: 91310000692998798F

Party B: Beijing Telecom Tongchangda Information Co., Ltd.

ID number: 91110302799004220Y

According to the “Contract Law of the People’s Republic of China” and other relevant laws and regulations, Party A purchases Party B’s integrated cloud platform products. In order to protect the legitimate rights and interests of both parties, the two parties reached the following agreement through friendly negotiations between representatives of the two parties on an equal and voluntary basis based on the principles of integrity, equality and mutual benefit:

I. Definitions

1.1 “Integrated Cloud Platform” means a platform provided by Party B for Party A to purchase Alibaba Cloud Computing Services.

1.2 “Alibaba Cloud Products”, Alibaba Cloud Computing infrastructure services and applications obtained by the Alibaba Cloud Party through integrated cloud platforms, etc.

1.3 “Cloud Service” refers to technical services such as consulting, planning, migration, hosting, operation and maintenance provided by Party B’s professional engineers to Party A based on Alibaba Cloud products.

1.4 “Party A Account” is an account registered by Party A on the integrated cloud platform. This account has attributes such as login, discount, and balance.

1.5 “Account balance” means the amount remaining in the integrated cloud platform account of the other party that can be used to pay for Alibaba Cloud services.

1.6 “Whole order” refers to an order that is paid at a time when the party purchases Alibaba Cloud products through the integrated cloud platform, and has a unique order number.

1.7 “Product discount” refers to the single discount that Party A can enjoy when purchasing a single product of Alibaba Cloud through the integrated cloud platform. The discount is based on the original price of the product on Alibaba Cloud’s official website.

1.8 “Force majeure” refers to any situation or event beyond Party B’s control, including but not limited to: telecommunications backbone network closure, telecommunications backbone network accidents, central or local government actions, strikes, blockades or other labor disputes, public Sexual disorder, war, natural disaster or regional emergency.

II. Service Content, Service Fee and Payment Method

2.1 Party B is an Alibaba Cloud certification agent. Party A purchases Alibaba Cloud resource services through Party B, and Party A uses Alibaba Cloud resource services purchased by Party B to conduct business.

2.2 This agreement is for both parties to agree on the corresponding rights and obligations. Party B provides Party A with Alibaba Cloud product resale services through the integrated cloud platform and enjoys agreed discounts. According to Party A’s commitment to guarantee sales in the contract, you can enjoy the corresponding discount standard.

Guaranteed sales by contract	Uniform product discounts Discount Range：（0.6-1）	Category discount Discount range: (0.75-1)	Notes
ten thousand			/

2.3 Party B checks Party A’s consumption quota six months after the agreement between the parties begins. If one-half of the annual spending amount agreed by the parties is not reached, Party B has the right to adjust Party A’s discount standard. If Party A’s actual consumption amount exceeds the promised annual consumption amount within half a year, it can apply to Party B for reducing the discount. The discount reduction standard shall be subject to the above table. If Party A fails to reach the committed consumption quota within one year, Party B has the right to adjust the unified discount that Party A enjoys when purchasing Alibaba Cloud products through the integrated cloud platform.

2.4 When Party A purchases Alibaba Cloud products through the converged cloud platform, it needs to recharge to the converged cloud account in advance. After receiving Party A’s recharge application, Party B verifies the receipt of the account and operates Party A’s converged cloud account to recharge. After the recharge is successful, Party A can purchase Alibaba Cloud products through the converged cloud platform.

2.5 In case of changes in resources and services or Alibaba Cloud price adjustment, Party A shall pay the corresponding fees in time and apply for recharging to ensure the normal use of Alibaba Cloud services. If Party A’s fusion cloud account is in arrears, Party A shall recharge its fusion cloud account to make up for it within three natural days, otherwise Party B has the right to charge Party A a late payment fee of 3/10,000 of the arrears amount on a daily basis, if the circumstances are serious If so, Party B has the right to immediately terminate the cooperation between the two parties.

Party B’s payee account:

Company Name:	Beijing Telecom Tongchangda Information Co., Ltd.

Bank of deposit:	Bank of Communications Beijing Dongzhimen Branch

Account:	110060439018800037925

line number:	301100000040

2.6 The quantity and configuration of specific Alibaba Cloud products and services purchased by Party A shall be subject to the actual use of Party A’s integrated cloud account. Party B will calculate the product fee at the discount agreed by both parties and deduct it from Party A’s account.

2.7 Party B shall provide Party A with a legal and valid VAT special invoice corresponding to the payment amount within fifteen working days after Party A applies for invoicing. If Party A needs to return the balance of the fusion cloud account, it shall submit an application before Party B issues an invoice, and return it by the original way after mutual agreement. At the same time, Party B will issue an invoice based on the remaining amount after verification.

Party A’s billing information is as follows：

Company Name:	Shanghai Xiao-i Robot Technology Co., Ltd.

Taxpayer Identification Number:	91310000692998798F

Billing address:	7th Floor, No. 398, Lane 1555, Jinsha Jiangxi Road, Jiading District, Shanghai

Billing telephone：	021-39518957

Bank of deposit:	China Merchants Bank Shanghai Xujiahui Sub branch

账号：	121908246810101

2.8 Relevant taxes, duties and/or fees arising from the execution and performance of this Agreement by both parties shall be collected by relevant departments. The fees paid by Party A already include corresponding taxes and fees. The early termination of a resource or service in this Agreement will not affect the implementation of other resources or services.

III. Party A ’s Rights and Obligations

3.1 Party B is responsible for opening an integrated cloud account and is unique in the integrated cloud platform, so that Party A can log in to the integrated cloud platform through this account and use it. Party A’s account number and password are important credentials for Party A to log in to Fusion Cloud Platform, handle and use business. Unless otherwise agreed or stated, all instructions and related actions issued by the account are regarded as Party A’s behavior, and Party A shall be responsible for All consequences and responsibilities arising therefrom. Party A shall change the login password on a regular basis and keep the account number and password in a safe manner.

3.2 Party A is obligated to provide Party B with relevant information for opening an integrated cloud account, including but not limited to contacts, contact information, scanned copies of business licenses, etc.

3.3 Party A shall pay Party B the corresponding fees in a timely manner in accordance with this agreement. If Party A fails to apply for recharging in time, it may cause insufficient balance in its Fusion Cloud account, resulting in resource services that cannot be obtained in a timely and effective manner or forced to terminate. Party B shall not be responsible for any responsibility.

3.4 Purchase and use Alibaba Cloud resource services according to the agreement, and abide by the relevant regulations issued by Alibaba Cloud.

3.5 When using Alibaba Cloud resource services to conduct business, Party A shall ensure that it has all the licenses, permits and authorizations required by relevant laws and regulations, and that the provisions related to such licenses, permits and authorizations have been complied with.

3.6 Without violating the laws, regulations and various industry regulations of the People’s Republic of China, Party A has the right to purchase and use Alibaba Cloud resources and services on its own through an integrated cloud account and deploy any of its own business, and Party B shall not interfere.

3.7 Party A shall arrange relevant responsible personnel for this Agreement, fill in the following authorized contact information truthfully, and notify Party B in writing in a timely manner when the following information changes：

Name of authorized contact person of Party A	TEL	E-MAIL
Cheng Feng	15921182965	zark.cheng@xiaoi.com

IV. Party B ’s Rights and Obligations

4.1 Party B is responsible for opening an integrated cloud account for Party A and providing relevant services for Party A’s use according to this agreement and the annexes; The property rights of Alibaba Cloud servers and related facilities provided by Party B are still owned by Alibaba Cloud.

4.2 Without the consent of Party A, Party B shall not operate the Alibaba Cloud resource services used by Party A and the software and data deployed on Alibaba Cloud.

4.3 After Party B receives the payment from Party A, it shall timely recharge Party A’s fusion cloud account, and Party B shall be responsible for issuing a special value-added tax invoice.

4.4 Party B promises to provide 7x24 hours of system management and technical support services, and 7x24 hours of emergency response to Party B’s customer service hotline.

4.5 If Party A is punished by the Communications Administration for temporarily closing the website or closing the website, Party B has the right to immediately suspend or terminate the provision of relevant services to Party A. The losses caused by this shall be borne by Party A.

V. Service Contents

5.1 In order for Party A to use Alibaba Cloud products more accurately and conveniently, Party B provides technical consulting services for professional and technical personnel. For details, see below:

Shang Yun consulting service	Collect and analyze the configuration information of the cloud environment, including the relevant information of computing, network and storage resources;
Assess whether the current business environment is suitable for going to the cloud and complete instructions;
Evaluate the possible problems of the cloud in the customer’s current business environment and propose optimization suggestions.
Shang Yun planning service	Comprehensively plan the network resources on the cloud (subnet, routing, ACL, firewall, load balancing);
Provide suggestions on the model selection of Alibaba Cloud systems used by customers after they go to the cloud, and provide a list of products;
According to the actual needs of users, we will make a comprehensive planning and design for the deployment of users’ business applications in the cloud, including comprehensive design of elastic scaling, load balancing, high availability and resource scheduling.
Shang Yun delivery service	Help customers purchase related products according to the product selection list;
Help customers deploy and configure Alibaba Cloud products according to customer network and business application plans;
Provides migration services for 5 ECS and below to the cloud (excluding databases).

5.2 Party B provides Party A with migration services, custody operation and maintenance services and other value-added services. For details, please refer to Annex II “Order for Value added Services”.

VI. Service Term

6.1 After this agreement is signed and Party B receives the first payment from Party A, and Party A has confirmed the Alibaba Cloud server configuration and system, it will open a converged cloud platform account for Party A within 3 working days.

6.2 Newly Signed Users The start date of this Agreement is calculated from the date Party A’s Integrated Cloud Account is opened, and is valid for [one] year. The parties made it clear that if Party A does not renew the contract after the expiration of the service period stipulated in this contract, Party A shall notify Party B in writing 30 working days in advance; otherwise, this contract will be treated as an automatic extension of one year. If Party A does not renew the contract and there is still a balance in its Fusion Cloud account, it shall be implemented in accordance with the provisions of Clause 2.7.

VII. Intellectual Property and Confidentiality

7.1 Both parties shall be responsible for the confidentiality of the other party’s trade secrets related to or obtained through this agreement. The confidentiality liability shall be valid for three years after the termination of this agreement.

7.2 Party A shall be responsible for the copyright and intellectual property rights of the information business, software and information data deployed by itself, and any infringement liability shall be borne by Party A. The intellectual property rights of all materials, software, data, etc. owned by Party A belong to Party A. Party B has no right to copy, disseminate, transfer or provide others with use. This clause lasts until the execution of the contract between both parties and any time after the execution of the contract.

7.3 All the technical data, instructions, software and data provided by Party B and the intellectual property rights belong to Party B, and Party A has no right to copy, disseminate, transfer or provide others with use. This clause lasts until the execution of the contract between both parties and any time after the execution of the contract.

7.4 A party shall abide by the laws and regulations on intellectual property rights, anti-unfair competition and other aspects, and respect the other party’s knowledge of the business secrets learned from the other party during the process of signing and performing this contract, no matter during the term of this contract or after the contract is terminated. Property rights and commercial secrets, keep the known commercial secrets of the other party confidential.

7.5 Without the prior authorization of the other party, neither party shall disclose, transfer, license, exchange, give or jointly use with any third party or improperly use the other party’s and/or intellectual property rights to any third party in any way. If the provisions of this paragraph are violated and cause losses to the other party, the breaching party shall be liable in accordance with the law, except for those that should be provided in accordance with relevant laws and regulations, or those that must be provided by administrative agencies and judicial agencies in accordance with their powers.

VIII. Termination

8.1 The early termination of a service under this Agreement will not affect the performance of other services under this Agreement.

8.2 During the normal performance of this agreement, both parties shall not be responsible for the termination due to the following circumstances, but the terminating party shall notify the other party in writing:

1）According to the requirements of laws and regulations or government agencies；

2）Termination of this contract due to force majeure；

3) After friendly negotiation, both parties agree to terminate this contract.

8.3 During the normal performance of this agreement, if Party A requests early termination due to its own reasons, Party B has the right not to refund the fees paid by Party A.

8.4 During the normal performance of this agreement, if Party B fails to execute this contract due to its own reasons or fails to meet the relevant requirements under this contract, Party A has the right to terminate this contract in advance and require Party B to return the fees for the unexecuted period of this contract.

8.5 Once this agreement is terminated, Party B will stop providing services and no longer assume contractual responsibilities and obligations, unless otherwise stipulated in this agreement.

IX. Force Majeure

9.1 Force majeure refers to any situation or event beyond the control of both parties, including but not limited to: trunk network blocking of telecom operators, trunk network accidents of telecom operators, acts of central or local governments, fires, floods, earthquakes, typhoons, tsunamis and other natural disasters or accidents, as well as strikes, blockades, labor disputes, wars, civil unrest, government bans or regional emergencies, etc.

9.2 If any party fails to perform its obligations under this contract due to force majeure, the party shall not be liable for breach of contract, but the party shall promptly notify the other party of the occurrence of force majeure. According to the impact of force majeure on this contract, both parties negotiate whether to terminate this contract, exempt or partially exempt the obligations of this contract.

X. Interpretation, Application of law and Effectiveness

10.1 This contract is applicable to the laws and regulations of the People’s Republic of China, the provisions of the telecommunications administration and the national mandatory norms of the computer industry.

10.2 Any disputes concerning this contract shall be resolved through friendly negotiation between the two parties. If the negotiation fails, both parties agree to submit the dispute to the people’s court where the defendant is located for settlement.

XI. Supplementary Provisions

11.1 The original copy of this Agreement is in two copies, each of the signatory parties holding one copy, and has the same legal effect.

11.2 The relevant documents of this agreement must be transmitted in written form, and the alteration of handwritten content is invalid.

XII. Annexes

Choose to fill in the attachment according to the actual situation

Appendix I: Purchase Order口

Annex II: Value added Service Order口

Attachment 3: “Alibaba Cloud Product Offer List” section (separate category discounts are set)

Whether pre-sales solution is required 口

The following is the signature page, without the text of the terms

Party A: Shanghai Xiao-i Robot Technology Co., Ltd

Legal Representative: YUAN Hui

Address: Lane 1555, Jiangxi Road, Jinsha, Jiading District, Shanghai Address:

7th Floor, No. 398

Stamp:

Tel: 15921182965 Tel

Date: 2022.6.23

Party B: Beijing Telecom Tongchangda Information Co., Ltd.

Legal Representative:

Address:

Stamp:

Tel:

Date:

Annex I: Product Purchase Order

No.	Product Categories	Product Name	parameter	unit price	quantity	Total
1	Safety	Anti-DDos BGP Pro (annual package)	Address type：IPv6 Protection Package: Professional Address：North China 2（Beijing） Line resources: eight line BGP Minimum protection bandwidth：100Gb Elastic protection bandwidth：200Gb Resource A: Unicom Line Resource B: Telecom Line 1 Others: mobile, education and other lines Service bandwidth：200Mbps Feature Package: Enhancements number of protected domain names: 50 Business QPS: 10000 Number of ports：50	1384000.00	2	2768000.00
	total					2768000.00

Attachment 2: “Value-added Service Order”

Value added service order
basic terms

1. Party A shall provide detailed and accurate information related to operation and maintenance such as data interface, system and application authorization to Party B; if The information provided by Party A is incorrect or missing, causing Party B’s managed operation and maintenance services to be untimely and inaccurate, and Party B not bail any responsibility

2. Since Party B’s service costs and workload will increase as the cloud resources consumed by Party A increase, Service fees will be increased step by step according to the increase of Party A’s cloud resource fees

3. In principle, Party B provides services to Party A remotely. If on-site support is required, Party B will provide services based on the following standards:

Provide on-site support services after signing the supplementary agreement.

Party A’s business contact	name		telephony
Party A’s technical contact	name		telephony
mailboxes
Fee payment
pay the fee	lowercase
capitalization
Payment method	Bank transfers	bank check	Cash accounts	Mouth other
Payment model	This service does not need to be recharged, and the full amount of the value-added service is directly paid to our account.
Port migration service	migration source		Purpose of migration
Number of servers			Number of databases
Migration data volume
Port hosting operation and maintenance serving	Monitoring Alarm Service	Cloud server monitoring, quantity Network Monitoring, Network Bandwidth Security monitoring Application monitoring
Operation and maintenance report	Weekly Report Monthly Report Yearly Report

Fees for on-site support services
Position	Grade	Skills Overview	Cost of skills (per person per day)	Travel costs
Project manager	Senior project manager	Work experience: more than 7 years of work experience, more than 3 years of project Project management experience. Project experience: rich project experience, rich Team management experience. Qualification: PMP	10000	According to the customer locally calculated Line cost; According to on-site expenses Calculate the number of days accommodation costs.
	Project manager	Work experience: more than 3 years of work experience, more than 1 year Project management experience. Project experience: rich project experience, with a team Management ability. Qualification: PMP	6000
engineers	senior engineer	Work experience: more than 3 years of operation and maintenance experience Project experience: rich public/private cloud project operation and maintenance and implementation experience Qualification: ACP, CCIE, or RHCE, or OCM	5000
	engineers	Work experience: more than 1 year of operation and maintenance or technical support experience Project experience: Experience in cloud project operation, maintenance and implementation Qualification: ACP	3000

Attachment 3: “Alibaba Cloud Discounted Product List”

1. Uniform discount products (discount)

Product Categories	product name	zones	Offer Type
elastic computing	Cloud server (pay as you go (Fee, annual monthly subscription)

Set discounts according to designated regions: North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), North China 5 (Hohhot), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen), Hong Kong, Singapore, US (Virginia), US (Silicon Valley), Germany (Frankfurt), Australia (Sydney), Malaysia (Kuala Lumpur), India (Mumbai), Indonesia (Jakarta), United Kingdom (London)

The whole order
elastic computing	Shared block storage (by amount (Paid)	Unlimited nodes	The whole order
elastic computing	Elastic scaling service ESS (pay-as-you-go)	Unlimited nodes	The whole order
elastic computing	Exclusive hosting (annual subscription) (Monthly subscription)

Set discounts according to specified regions: East China 2 Financial Cloud, South China 1 Financial Cloud, North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), North China 5 (Hohhao) Special), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen), Hong Kong, Singapore, Hangzhou Internal Test 1, Alibaba Government Cloud, US (Silicon Valley), US (Brazil) Guinea), Japan (Tokyo), Germany (Frankfurt), UAE (Dubai), Australia (Sydney), Malaysia (Kuala Lumpur)

The whole order
storing	Object storage OSS

Set discounts according to designated regions: North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), North China 5 (Hohhot), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen), Southwest China 1 (Chengdu), Hong Kong, Singapore, Australia (Sydney), Malaysia (Kuala Lumpur), Indonesia (Jakarta), India (Mumbai), US (Virginia), US (Silicon Valley), Germany (Frankfurt), UK (London)

The whole order
storing	snapshots

Set discounts by designated regions: North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen) Shenzhen), Hong Kong, Singapore, Australia (Sydney), Malaysia (Kuala Lumpur), Indonesia (Jakarta), India (Mumbai), the United States (Virginia), the United States Country (Silicon Valley), Germany (Frankfurt), England (London), North China 5 (Hohhot), Southwest 1 (Chengdu)

The whole order
storing	Log service	Unlimited nodes	The whole order
storing	Cloud disk

Set discounts according to designated regions: North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), North China 5 (Hohhot), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen), Hong Kong, Singapore, US (Silicon Valley), US (Virginia), Germany (Frankfurt), Australia (Sydney), Malaysia (Kuala Lumpur), India (Mumbai), Indonesia (Jakarta), United Kingdom (London)

The whole order
databases	Data transmission service DTS (Pay-as-you-go, yearly subscription

Set discounts by designated regions: East China 1 (Hangzhou), East China 2 (Shanghai), North China 2 (Beijing), North China 1 (Qingdao), North China 3 (Zhangjiakou), South China 1 (Shenzhen) Shenzhen), US (Silicon Valley), US (Virginia), Singapore, Hong Kong, Germany (Frankfurt), Malaysia (Kuala Lumpur), India (Mumbai), Indonesia

The whole order
	(Monthly subscription)	(Jakarta), Australia (Sydney), North China 5 (Hohhot), England (London)
databases	Cloud database KVstore Edition (monthly subscription, pay-as-you-go) fee)

Set discounts by designated regions: East China 1 (Hangzhou), North China 1 (Qingdao), North China 2 (Beijing), South China 1 (Shenzhen), East China 2 (Shanghai), Singapore, US (Silicon) Valley), USA (Virginia), Germany (Frankfurt), Australia (Sydney), Hong Kong, North China 3 (Zhangjiakou), Malaysia (Kuala Lumpur), North China 5 (Hoo Hohot), India (Mumbai), Indonesia (Jakarta), United Kingdom (London)

The whole order

databases	Distributed relational data Library service DRDS (package (Monthly, pay-as-you-go)

Set discounts by designated regions: North China 1 (Qingdao), East China 1 (Hangzhou), North China 2 (Beijing), South China 1 (Shenzhen), East China 2 (Shanghai), Singapore, Hong Kong, China North 3 (Zhangjiakou)

The whole order
databases	cloud database MongoDB Cluster Edition (annual subscription (Monthly, pay-as-you-go)

Set discounts by designated regions: East China 1 (Hangzhou), North China 2 (Beijing), East China 2 (Shanghai), North China 1 (Qingdao), South China 1 (Shenzhen), Hong Kong, Singapore, US Country (Silicon Valley), USA (Virginia), Germany (Frankfurt), Australia (Sydney), Malaysia (Kuala Lumpur), North China 3 (Zhangjiakou), North China 5 (Huh) Hohot), India (Mumbai), Indonesia (Jakarta), United Kingdom (London)

The whole order
databases	cloud database MongoDB Replica Set Edition (pay as you go (Fee, annual monthly subscription)

Set discounts by designated regions: East China 1 (Hangzhou), North China 2 (Beijing), East China 2 (Shanghai), North China 1 (Qingdao), South China 1 (Shenzhen), North China 3 (Zhangjia)

Port), Hong Kong, Singapore, US (Silicon Valley), US (Virginia), Germany (Frankfurt), Australia (Sydney), Malaysia (Kuala Lumpur), North China 5 (Hohhot), India (Mumbai), Indonesia (Jakarta), United Kingdom (London)

The whole order
databases	relational databases RDS (monthly subscription, pay-as-you-go) (Fee, read-only instance)

Set discounts according to designated regions: East China 1 (Hangzhou), East China 2 (Shanghai), North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), North China 5 (Hohe) Hot), South China 1 (Shenzhen), Hong Kong, Singapore, US (Silicon Valley), US (Virginia), Germany (Frankfurt), Australia (Sydney), Malaysia (Kuala Lumpur), India (Mumbai), Indonesia (Jakarta), United Kingdom (London)

The whole order
databases	Cloud database Memcache Edition (pay-as-you-go)	Set discounts by designated regions: North China 1 (Qingdao), East China 1 (Hangzhou), North China 2 (Beijing), South China 1 (Shenzhen), US (Silicon Valley), East China 2 (Shanghai)	The whole order
databases	Data Management (annual Monthly, pay-as-you-go, enterprise (Business edition)	Unlimited nodes	The whole order
Big data service	Alibaba Cloud Elasticsearch (package (Monthly, pay-as-you-go)

Set up discounts by designated regions: East China 1 (Hangzhou), North China 2 (Beijing), East China 2 (Shanghai), South China 1 (Shenzhen), India (Mumbai), Singapore, Hong Kong, USA (Silicon Valley), Malaysia (Kuala Lumpur), Germany (Frankfurt), Australia (Sydney), Indonesia (Jakarta), North China 1 (Qingdao), North China 3 (page Ieguchi)

The whole order
Big data service	DataV data visualization	Set discounts for specified regions: East China 1 (Hangzhou)	The whole order
Big data service	Machine learning (PAI)	Set discounts by designated regions: North China 2 (Beijing), East China 2 (Shanghai), South China 1 (Shenzhen), Singapore, Malaysia (Kuala Lumpur), Indonesia (Yaga) Da), Hong Kong, India (Mumbai), East China 1 (Hangzhou), Australia (Sydney), US (Silicon Valley), US (Virginia), Germany (Frankfurt)	The whole order

Big data service	Big data computing service MaxCompute (package Month)	Set discounts according to the specified regions: North China 2 (Beijing), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen), Hong Kong, Singapore, Australia (Sydney), Malaysia (Kuala Lumpur), Indonesia (Jakarta), US (Silicon Valley), US (Virginia), Germany (Frankfurt), India (Mumbai), United Kingdom (London)	The whole order
Big data service	Quick BI	Set discounts for specified regions: East China 1 (Hangzhou)	The whole order
Big data service	Open search	Unlimited nodes	The whole order
Big data service	e-MapReduce (package) Annual subscription, pay-as-you-go fee)	Set discounts by designated regions: East China 1 (Hangzhou), North China 1 (Qingdao), North China 2 (Beijing), South China 1 (Shenzhen), East China 2 (Shanghai), Hong Kong, US (Silicon) Valley), Singapore, North China 3 (Zhangjiakou), USA (Virginia), Australia (Sydney), Germany (Frankfurt)	The whole order
Big data service	Recommendation Engine (Annual Package Month)	Set discounts for specific regions: East China 2	The whole order
Big data service	Face recognition (pay as you go) fee)	Set offers by specified region: East China 2 (Shanghai)	The whole order
Big data service	Image recognition (pay as you go fee)	Set offers by specified region: East China 2 (Shanghai)	The whole order
Big data service	Intelligent voice interaction	Unlimited nodes	The whole order
Safety	Risk identification	Unlimited nodes	The whole order
Safety	Server Security (Anqi Taxi) (monthly subscription)	Unlimited nodes	The whole order
Safety	Content Security (pay as you go fee)	Unlimited nodes	The whole order
Safety	DDoS Advanced Protection IP	Set offers for specific regions: Mainland China, Hong Kong	The whole order
Safety	Real person authentication (according to volume fee)	Unlimited nodes	The whole order
Safety	Verification code (monthly)	Unlimited nodes	The whole order
Safety	cloud firewall	Unlimited nodes	The whole order
Safety	Crawler risk management	Set offers by specified regions: East China 1, Hong Kong	The whole order
Safety	Anknight - Be safe	Unlimited nodes	The whole order
video service	Media transcoding	Set discounts according to designated regions: East China 2 (Shanghai), North China 2 (Beijing), East China 1 (Hangzhou), South China 1 (Shenzhen), North China 3 (Zhangjiakou), North China 2 Alizheng Wu Yun 1, Hong Kong, Japan (Tokyo), India (Mumbai), Singapore, Germany (Frankfurt), United Kingdom (London)	The whole order
video service	Safety Acceleration (SCDN)	Unlimited nodes	The whole order

II. Classification of discounted products (discount)

Product Categories	product name	zones	Offer Type
network	SLB (package Monthly subscription, pay-as-you-go fee)

Set discounts according to designated regions: North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), North China 5 (Hohhot), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen), Hong Kong, Singapore, Australia (Sydney), Malaysia (Kuala Lumpur), Indonesia (Jakarta), India (Mumbai), US Country (Virginia), USA (Silicon Valley), Germany (Frankfurt), UK (London)

The whole order
network	Elastic public network IP (packet Monthly, post-payment)

Set discounts according to designated regions: North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), North China 5 (Hohhot), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen), Hong Kong, Singapore, Australia (Sydney), Malaysia (Kuala Lumpur), Indonesia (Jakarta), India (Mumbai), US Country (Virginia), USA (Silicon Valley), Germany (Frankfurt), UK (London)

The whole order
network	Shared bandwidth (monthly subscription, postpaid)

Set discounts according to designated regions: North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), North China 5 (Hohhot), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen), Hong Kong, Singapore, Australia (Sydney), Malaysia (Kuala Lumpur), Indonesia (Jakarta), India (Mumbai), US Country (Virginia), USA (Silicon Valley), Germany (Frankfurt), UK (London)

The whole order
network	NAT gateway (annual (Monthly, pay-as-you-go)

Set discounts according to designated regions: North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), North China 5 (Hohhot), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen), Hong Kong, Singapore, Australia (Sydney), Malaysia (Kuala Lumpur), Indonesia (Jakarta), India (Mumbai), US Country (Virginia), USA (Silicon Valley), Germany (Frankfurt), UK (London)

The whole order
network	NAT shared bandwidth package (Pay-as-you-go)

Set up discounts according to designated regions: North China 1 (Qingdao), North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), North China 3 (Zhangjiakou), North China 5 (Huh Hohot), North China 5 (Hohhot), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen), Hong Kong, Singapore, Malaysia (Kuala Lumpur), Malaysia (Kuala Lumpur), Malay West Asia (Kuala Lumpur), Australia (Sydney), US (Virginia), US (Silicon Valley), Germany (Frankfurt), India (Mumbai), India (Mumbai), India (Mumbai), India (Mumbai) Dunisia (Jakarta), Indonesia (Jakarta), Southwest 1 (Chengdu), Southwest 1 (Chengdu), United Kingdom (London) OXS, United Kingdom (London), United Kingdom (London), United Kingdom (London), United Kingdom (Lun) (Town)

The whole order

network	VPN gateway (monthly subscription)

Set discounts by designated regions: North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjiakou), East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen) Shenzhen), Hong Kong, Singapore, Australia (Sydney), Malaysia (Kuala Lumpur), US (Virginia), US (Silicon Valley), Germany (Frankfurt), North China 5 (Hohhot), India (Mumbai), Indonesia (Jakarta), United Kingdom (London)

The whole order
network	Private network VPC	Unlimited nodes	The whole order
network	incremental bandwidth

Set discounts by designated regions: Hong Kong, East China 1 (Hangzhou), North China 1 (Qingdao), North China 2 (Beijing), South China 1 (Shenzhen), US (Silicon Valley), East China 2 (Upper China) (Sea), Singapore, South China 1 Financial Cloud, the United States (Virginia), Germany (Frankfurt), East China 2 Financial Cloud, Australia (Sydney), North China 3 (Zhangjiakou), Southwest 1 (Chengdu)

The whole order
network	Smart access gateway bandwidth	Set up offers by region: Domestic	The whole order
network	Global Acceleration_Basic Belt Wide package (yearly and monthly subscription)	Unlimited nodes	The whole order
network	Global Acceleration (monthly subscription)	Unlimited nodes	The whole order
network	Global Acceleration _ Practice Regulations Grid (yearly and monthly subscription)	Unlimited nodes	The whole order
databases	Cloud database HBase Version	Set up offers by region: Domestic	The whole order
Safety	Web application firewall (Monthly subscription, pay-as-you-go fee)	Unlimited nodes	The whole order
Safety	Fortress machine

Set discounts by designated regions: East China 1 (Hangzhou), East China 2 (Shanghai), South China 1 (Shenzhen), North China 1 (Qingdao), North China 2 (Beijing), North China 3 (Zhangjia) Port), North China 5 (Hohhot), Hong Kong, Japan (Tokyo), Singapore, Australia (Sydney), Malaysia (Kuala Lumpur), Indonesia (Jakarta), India Province (Mumbai), US (Virginia), US (Silicon Valley), UAE (Dubai), Germany (Frankfurt)

The whole order
Safety	Cloud Shield Certificate Service (Package year)	Unlimited nodes	The whole order

Safety	Cloud Shield Encryption Service	Set up offers by region: Domestic	The whole order
video service	Live video	Set offers by designated regions: Singapore, East China 2 (Shanghai), North China 2 (Beijing), Germany (Frankfurt)	The whole order
video service	Total site acceleration	Unlimited nodes	The whole order
video service	Video on demand	Unlimited nodes	The whole order
video service	Content Delivery Network CDN (Pay-as-you-go)	Unlimited nodes	The whole order

Product Categories	product name	Billing items	Price discount settings
video service	Content Delivery Network CDN (pay-as-you-go)	Domestic 95 peak bandwidth billing	Yuan/Mbps/ month
Safety	Cloud Shield Certificate Service (package year)	Unlimited nodes	Not less than 0.85
Safety	Cloud Shield Encryption Service	Set up offers by region: Domestic	Not less than 0.85
Cloud Communications	Domestic SMS package	Unlimited nodes	not less than 0.95
Cloud Communications	SMS package	Unlimited nodes	not less than 0.95